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SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) of
THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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NEOPHARM, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NeoPharm, Inc.
150 Field Drive
Suite 195
Lake Forest, Illinois 60045

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 7, 2001

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NeoPharm, Inc., a Delaware corporation, will be held at the NeoPharm, Inc. Research and Development Facility, located at 1850 Lakeside Drive, Waukegan, Illinois on June 7, 2001, at 10:00 a.m., local time, for the following purposes:

  1.
  To elect six directors to serve until the 2002 Annual Meeting of Stockholders.

  2.
  To transact such other business as may properly come before the meeting.

    Only stockholders of record on April 20, 2001 will be entitled to notice of and to vote at this Meeting.

    To assure that your interests will be represented, whether or not you plan to attend the Meeting, you are urged to sign and date the enclosed proxy card and promptly return it in the pre-addressed envelope provided, which requires no postage if mailed in the United States. The enclosed proxy is revocable and will not affect your right to vote in person if you attend the Meeting.

                      By Order of the Board of Directors,

                      LAWRENCE A. KENYON
                       Secretary

Lake Forest, Illinois
April 27, 2001

NeoPharm, Inc.
150 Field Drive
Suite 195
Lake Forest, Illinois 60045

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 7, 2001

GENERAL INFORMATION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of NeoPharm, Inc., a Delaware corporation (the "Company"), to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the NeoPharm, Inc. Research and Development Facility, located at 1850 Lakeside Drive, Waukegan, Illinois on June 7, 2001 at 10:00 a.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement. This Proxy Statement and the enclosed form of proxy were first sent or given to stockholders on or about April 27, 2001.

    Only stockholders of record at the close of business on April 20, 2001 (the "Record Date") will be entitled to vote at the meeting or any adjournment thereof. As of the close of business on the Record Date, there were 14,661,838 shares of the Company's common stock, par value $.0002145 per share ("Common Stock"), outstanding.

    The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. In the election of directors, each share is entitled to cast one vote for each director to be elected; cumulative voting is not permitted. For all matters except the election of directors, each share is entitled to one vote. Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock at a meeting at which a quorum is present. In all other matters other than the election of directors, the affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for the adoption of such matters. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker non-votes are not counted for purposes of determining whether a proposal presented to stockholders has been approved.

    A proxy may be revoked at any time before it is exercised by giving a written notice to the Secretary of the Company bearing a later date than the proxy, by submitting a later-dated proxy or by voting the shares represented by the proxy in person at the Annual Meeting. Unless revoked, the shares represented by each duly executed, timely delivered proxy will be voted in accordance with the specifications made. If no specifications are made, such shares will be voted FOR the election of directors as proposed in this Proxy Statement. The Board of Directors does not intend to present any other matters at the Annual Meeting. However, should any other matters properly come before the Annual Meeting, it is the intention of the proxy holders to vote the proxy in accordance with their best judgment.

    The expenses of soliciting proxies will be paid by the Company. In addition to solicitation by mail, officers, directors and employees of the Company, who will receive no extra compensation therefor, may solicit proxies personally or by telephone, telecopy or telegram. The Company will reimburse brokerage houses, custodians, nominees and fiduciaries for their expenses in mailing proxy materials to principals.

ELECTION OF DIRECTORS

    Six directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting. Each director will hold office until the 2002 Annual Meeting of Stockholders and until his successor has been elected and qualified. The nominees named below have been selected by the Board of Directors of the Company. The Board believes that all of its present nominees will be available for election at the Annual Meeting and will serve if elected. If, due to circumstances not now foreseen, any of the nominees named below will not be available for election, the proxies will be voted for such other person or persons as the Board of Directors may select

    There follows information as to each nominee for election as a director at the Annual Meeting, including his age, present principal occupation, other business experience, directorships of other publicly-held companies and period of service as a director of the Company.

    The persons named in the accompanying form of proxy will vote FOR the election of the nominees unless stockholders specify otherwise in their proxies.

    Nominees for Director.  The following information has been provided by the respective nominees for election to the Board of Directors.

Name	Age	Principal Occupation
James M. Hussey, R.Ph., MBA	42	Mr. Hussey joined the Company as President, Chief Executive Officer and Director in 1998. Prior to joining the Company, Mr. Hussey served as Chief Executive Officer of Physicians Quality Care, Inc., a managed care organization from 1994 to 1998. Previous to that, Mr. Hussey held several positions with Bristol-Myers Squibb, a diversified pharmaceutical manufacturer, from 1986 to 1994, most recently as the General Manager Midwest Integrated Regional Business Unit. Mr. Hussey presently serves as a director of Option Care, Inc., a provider of home health care services.
John N. Kapoor, Ph.D.	57
		Dr. Kapoor has been a Director and Chairman of the Board of the Company since its formation in 1990. Dr. Kapoor is the sole shareholder and President of EJ Financial Enterprises, Inc., a health care consulting and investment company. In addition, Dr. Kapoor serves as Chairman of Option Care, Inc., a provider of home health care services; Chairman and interim CEO of Akorn, Inc., a manufacturer, distributor and marketer of generic ophthalmic products; a director of First Horizon Pharmaceutical Corporation, a distributor of pharmaceuticals; a director of Introgen Therapeutics, Inc., a gene therapy company; and, a director of Integrated Surgical Systems, Inc., a manufacturer and distributor of robotic surgical systems.

Sander A. Flaum	64
		Mr. Flaum joined the Company as a Director in 1998. Since 1991, Mr. Flaum has served as CEO of Robert A. Becker EURO/RSCG, a marketing and advertising company, where he also serves as Chairman of the Board. Mr. Flaum was Executive Vice President of Kleinter Advertising from 1984 to 1991 and prior to that served as Market Director of Lederle Laboratories, a division of American Cyanamid. Mr. Flaum also serves on the board of directors of Hollins Communications Research Institute, Atrix Laboratories and Integrity Pharmaceuticals.
Erick E. Hanson	54
		Mr. Hanson joined the Company as a Director in 1997. Mr. Hanson is currently President of Hanson and Associates, a consulting firm working with venture capital companies. Previously, Mr. Hanson served as President and CEO of Option Care, Inc., a provider of home health care. Prior to joining Option Care, Mr. Hanson held a variety of executive positions with Caremark, Inc., including Vice President Sales and Marketing. Mr. Hanson served as President and Chief Operating Officer of Clinical Partners Inc. in Boston, MA from 1989 to 1991 and prior to 1989 was associated with Blue Cross and Blue Shield of Indiana for over twenty years. Mr. Hanson presently serves on the board of directors of Integrity Healthcare, Inc.
Matthew P. Rogan, M.D.	55
		Dr. Rogan joined the Company as a Director in 2000. Dr. Rogan is President and CEO of Unicorn Pharma Consulting, Inc., a provider of customized pharmaceutical and biotechnology medical services. From 1997 to 1999, Dr. Rogan was Vice President, Medical Affairs for Sanofi Pharmaceuticals in the United States. Prior to joining Sanofi, Dr. Rogan served as Senior Medical Director, Medical Affairs for Zeneca Pharmaceuticals from 1996 to 1997 and was Director of Clinical Support at Burroughs Wellcome from 1993 to 1995. Prior to 1993, Dr. Rogan held senior positions with Bristol-Myers Squibb. Dr. Rogan is a Diplomate of the American Board of Pediatrics, a Fellow of the American Academy of Pediatrics and a member of the American Academy of Pharmaceutical Physicians.

Kaveh T. Safavi, M.D., J.D.	40
Dr. Safavi joined the Company as a Director in 2000. Dr. Safavi is Vice President of Business and Strategic Development for Alexian Brothers of Illinois, Inc., a multi-hospital health system in metropolitan Chicago, Illinois. Prior to assuming his current position in 2000, Dr. Safavi served as Vice President, Medical Affairs for UnitedHealthcare of Illinois, Inc., a large managed care organization from 1996 to 1999 and served as President of Health Springs Medical Group of Illinois, a primary care group practice and physician practice management company from 1993 to 1995. Dr. Safavi is board certified in Internal Medicine and Pediatrics and is licensed to practice law in the State of Illinois.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
THE ELECTION OF ALL NOMINEES FOR DIRECTOR.

Meetings and Committees of the Board of Directors

    The Board of Directors held five meetings in 2000. During 2000, each of the directors, with the exception of Director Flaum, participated in at least 75% of the total number of such meetings of the Board and meetings of committees of the Board on which he served.

    The Board of Directors has established a Compensation Committee and an Audit Committee. The Company's bylaws provide that each such committee shall have one or more members, who serve at the pleasure of the Board of Directors. The Company does not have a standing nominating committee, however, the Board of Directors will consider director nominations which are submitted by stockholders in writing addressed to: Corporate Secretary, NeoPharm, Inc., 150 Field Drive, Suite 195, Lake Forest, Illinois 60045.

    Compensation Committee.  The Compensation Committee is responsible for overseeing the Company's incentive compensation and benefit plans and for reviewing and making recommendations to the Board of Directors with respect to the administration of the salaries, incentives and other compensation of directors, officers, and other employees of the Company, including the terms and conditions of their employment and other compensation matters. The Compensation Committee currently consists of Messrs. Flaum, Hanson, Rogan and Safavi. During fiscal 2000, the Compensation Committee met one time.

    Audit Committee.  The Board of Directors adopted an Audit Committee Charter on June 8, 2000. A copy of the Charter is attached as Appendix A. The Audit Committee currently consists of Messrs. Flaum, Hanson, Rogan and Safavi, all of whom are considered to be "independent" as defined by the National Association of Securities Dealers ("NASD") listing requirements. The Audit Committee is responsible for making an annual recommendation, based on a review of qualifications, to the Board of Directors for the appointment of independent public accountants to audit the financial statements of the Company and to perform such other duties as the Board of Directors may from time to time prescribe. The Audit Committee is also responsible for reviewing and making recommendations to the Board of Directors with respect to (i) the scope of audits conducted by the Company's independent public accountants and internal auditors and (ii) the accounting methods and the system of internal controls used by the Company. In addition, the Audit Committee reviews reports from the Company's independent public accountants and internal auditors concerning compliance by management with governmental laws and regulations and with the Company's policies relating to ethics, conflicts of interest and disbursements of funds. During fiscal 2000, the Audit Committee held one meeting.

    Committee Interlocks and Insider Participation.  As noted above, Messrs. Flaum, Hanson, Rogan and Safavi each serve on the Compensation Committee and the Audit Committee. Each of the aforementioned individuals is a non-employee director of the Company. In 2000, the Company paid Unicorn Pharma Consulting, Inc. ("Unicorn") $90,000 pursuant to a Consulting Agreement for certain clinical development, staffing evaluation and corporate organization services, plus reimbursement of expenses. Dr. Rogan, a member of the Board and of the Compensation and Audit Committees, is the President and a principal stockholder of Unicorn. See "Certain Relationships and Related Transactions" for additional information.

Compensation of Directors

    Non-employee directors ("Outside Directors"), other than Dr. Kapoor, are paid $1,000 for attendance at each directors' meeting and $500 for attendance at each committee meeting. Directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at such meetings.

    Outside Directors, other than Dr. Kapoor, are eligible to receive grants of nonstatutory stock options. Each Outside Director is granted an option to purchase 5,000 shares of Common Stock of the Company upon his or her initial and each subsequent election as a director. Options granted to Outside Directors vest one year from the date of grant. Currently four directors are eligible to participate in this program.

REPORT OF THE AUDIT COMMITTEE

    The Audit Committee of the Board of Directors has furnished the following report on its activities:

    The Committee reviewed the audited financial statements in the Annual Report with management. The Committee also reviewed with management and the independent auditors the reasonableness of significant judgments and the clarity of disclosures in the financial statements, the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted accounting standards. In addition, the Committee also discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosure required by the Independence Standards Board, and considered the possible effect of non-audit services on the auditor's independence. Fees for the annual audit were $40,000 and all other fees were $73,000. No fees were paid to the independent auditors for financial information systems design and implementation services.

    The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits and met with the auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee also reviewed the Company's compliance program. The Committee held one meeting during the year.

    In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

                          Kaveh T. Safavi, Chairman
                          Sander A. Flaum
                          Erick E. Hanson
                          Matthew P. Rogan

EXECUTIVE COMPENSATION

    Summary of Cash and Certain Other Compensation of Executive Officers.  The following table sets forth certain summary compensation information for the fiscal year ended December 31, 2000, for services rendered by each person who served as chief executive officer of the Company at any time during 2000 and for each executive officer of the Company who received more than $100,000 in salary and bonus in 2000 (the "Named Executive Officers").

	Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary($)	Annual Compensation Bonus($)	Other Annual Compensation	Restricted Stock Awards($)	Options(#)
James M. Hussey, Chief Executive Officer and President(1)	2000 1999 1998	$278,700 254,700 197,000	$400,000 100,000 90,000	$9,000 82,900 7,100	$0 0 187,500	70,000(5) 140,000(6) 400,000(7)
Aquilur Rahman, Chief Scientific Officer(2)	2000 1999 1998	$215,300 194,800 178,000	$220,400 100,000 54,000	$9,700 9,700 9,600	$0 0 0	25,000(5) 40,000(6) 0
Lewis Strauss, M.D., V.P.—Clinical Development(3)	2000 1999 1998	$177,300 160,500 110,000	$0 42,500 16,800	$36,800 20,000 20,000	$66,500 31,500 35,000	20,000(5) 80,000(6) 20,000(8)
Imran Ahmad, V.P.—Research and Development(4)	2000	$57,700	$15,000	$61,900	$0	50,000(9)

(1)
Mr. Hussey joined the Company as President and CEO in March 1998.

(2)
Dr. Rahman resigned as Chief Scientific Officer of the Company in January 2001 and currently serves as a consultant to NeoPharm.

(3)
Dr. Strauss joined the Company in April 1998.

(4)
Dr. Ahmad joined the Company in June 2000.

(5)
The stock options became exercisable for 25% of the covered shares on January 3, 2001 and will become exercisable with respect to an additional 25% on each anniversary of such date.

(6)
The stock options became exercisable for 25% of the covered shares on January 4, 2000 and will become exercisable with respect to an additional 25% on each anniversary of such date.

(7)
The stock options became exercisable for 25% of the covered shares on January 16, 1999 and will become exercisable with respect to an additional 25% on each anniversary of such date.

(8)
The stock options became exercisable for 25% of the covered shares on April 6, 1999 and will become exercisable with respect to an additional 25% on each anniversary of such date.

(9)
30,000 stock options were granted on June 16, 2000. These options become exercisable for 25% of the covered shares on June 16, 2001 and will become exercisable with respect to an additional 7,500 shares on each anniversary of such date. The remaining 20,000 stock options were granted on October 31, 2000 and become exercisable for 25% of the covered shares on October 31, 2001 and will become exercisable with respect to an additional 5,000 shares on each anniversary of such date.

Option Grants in Last Fiscal Year

    The following table sets forth information with respect to grants of options to purchase Common Stock granted to the Named Executive Officers during the fiscal year ended December 31, 2000:

Individual Grants

					Potential Realizable Value as Assumed Annual Rates of Stock Price Appreciation for Option Term
		% of Total Options Granted to Employees in Fiscal Year
	Granted Options(#)		Exercise Price Per Share	Expiration Date
Name					5%	10%
James M. Hussey	70,000	18.1%	$21.5625	1/03/2010	$949,238	$2,405,555
Aquilur Rahman	25,000	6.5%	$21.5625	1/03/2010	$339,014	$859,127
Lewis Strauss	20,000	5.2%	$21.5625	1/03/2010	$271,211	$687,301
Imran Ahmad	50,000	12.9%	$24.7000	10/31/2010	$776,685	$1,968,272

Aggregated Option Exercises in Last Fiscal
Year, and Fiscal Year-End Option Values

    The following table sets forth information with respect to stock options exercised during the fiscal year ended December 31, 2000, and the value at December 31, 2000, of unexercised stock options held by the Named Executive Officers:

Individual Grants

Name	Shares Acquired on Exercise #	Value Realized $	Number of Unexercised Options at Fiscal Year-End Exercisable/Unexercisable #	Value of Unexercised Options In-the-Money at Fiscal Year-End* Exercisable/Unexercisable $*
James M. Hussey	0	0	235,000/375,000	$7,535,000/$10,496,875
Aquilur Rahman	0	0	60,000/55,000	$1,803,750/$1,187813
Lewis Strauss	0	0	30,000/90,000	$861,250/$2,227,500
Imran Ahmad	0	0	0/50,000	$0/$658,750

* Represents the fair market value at December 31, 2000 of the Common Stock underlying the options minus the exercise price.

Compensation Committee Report

    The Compensation Committee of the Board of Directors, consisting of directors Sander A. Flaum, Erick E. Hanson, Matthew P. Rogan and Kaveh T. Safavi, none of whom is an employee of the Company, annually reviews and makes recommendations to the Board of Directors regarding executive compensation. It is the philosophy of the Committee that the total executive compensation package should align the financial interests of the Company's executives with the short-term and long-term goals of the Company and consequently enhance stockholder value. The key elements of the Company's current compensation program include a base salary, an annual bonus and equity participation through a long term incentive plan.

    Base Salary.  As an emerging cancer research company, with 19 full time employees, it is difficult to compare salaries to any particular peer group. Rather, the Committee takes into consideration the responsibilities, experience level, individual performance levels and amount of time devoted to the

Company's needs. Salaries are reviewed annually by the Committee based on the foregoing criteria and are adjusted, if warranted, by the Committee.

    Annual Bonus.  The Committee recommends to the Board the amount of bonus awards, including who should receive them, based upon its evaluations. The awards are intended to reward excellent individual and team performance in the achievement of the Company's financial and operational goals. The Board of Directors reviews the Committee's bonus recommendations and makes its bonus determinations based on the Committee's report. Bonuses (exclusive of restrictive stock awards) paid to employees for the fiscal year 2000 amounted to 74% of base salary.

    Long-term Incentives.  The Company adopted the 1998 Equity Incentive Plan in July 1998. The purpose of this plan is to create an opportunity for employees, including executive officers, directors and consultants to the Company, to share in the enhancement of stockholder value. As with annual bonus payments, the Compensation Committee annually recommends to the Board the grant of incentive awards based upon its evaluation of individual contributions towards the Company's past and future success. After reviewing the recommendation of the Committee, including the executive's individual performance and level of responsibility together with the Company's achievement with respect to profitability and growth, the Board grants incentive awards. In 2000 the Committee made recommendations for the issuance of 595,000 stock options.

  Sander A. Flaum, Chairman
  Erick E. Hanson
  Matthew P. Rogan
  Kaveh T. Safavi

SECURITY OWNERSHIP

    The following table sets forth certain information regarding beneficial ownership of shares of the Common Stock as of April 20, 2001 by (i) all those known by the Company to be beneficial owners of more than 5% of its outstanding Common Stock, (ii) each director of the Company and each nominee for director, (iii) each of the Named Executive Officers and (iv) all executives, directors and nominees for director as a group. Unless otherwise noted, each person's address is in care of NeoPharm, Inc., 150 Field Drive, Suite 195, Lake Forest, Illinois 60045.

Name	Amount and Nature of Beneficial Ownership	Percent of Class(1)
John N. Kapoor, Ph.D.	3,996,410(2)	27.21%
John N. Kapoor 1994-A Annuity Trust	1,549,113(3)	10.57
Dresdner RCM Global Investors LLC.	943,800(4)	6.44
EJ Financial/NEO Management, L.P.	904,812(5)	6.17
James M. Hussey	439,000(6)	2.92
Lewis Strauss, M.D.	76,118(7)	*
Sander A. Flaum	17,000(8)	*
Erick E. Hanson	10,000(9)	*
Imran Ahmad, Ph.D.	7,500(10)	*
Matthew P. Rogan, M.D.	5,000(11)	*
Kaveh T. Safavi, M.D.	5,000(11)	*
All officers and directors as a group (10 persons)	4,556,028	30.03%

*
Indicates ownership of less than 1%.

(1)
Based on 14,661,838 shares of Common Stock outstanding as of April 20, 2001, plus 510,000 shares subject to options that are considered to be beneficially owned by the persons listed. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person or group holding such options or warrants.

(2)
Includes 25,000 shares that may be acquired pursuant to vested options, 906,637 shares held by the John N. Kapoor Trust, dated 9/20/89 (the "JNK Trust"), of which Dr. Kapoor is the sole trustee and sole beneficiary and 904,812 shares held by EJ Financial/NEO Management, L.P. (the "Limited Partnership") of which John N. Kapoor is Managing General Partner. The amount shown also includes: 300,000 shares which are held by the John N. Kapoor Charitable Trust (the "Charitable Trust"), of which Dr. Kapoor and his spouse are co-trustees; 1,549,113 shares of common stock which are owned by the John N. Kapoor 1994-A Annuity Trust (the "Annuity Trust") of which the sole trustee is Editha Kapoor, Dr. Kapoor's spouse; and 310,848 shares which are owned by four trusts which have been established for Dr. Kapoor's children (the "Children's Trusts") of which the sole trustee is Editha Kapoor. Dr. Kapoor does not have or share voting, investment or dispositive power with respect to the shares owned by the Annuity Trust or the Children's Trusts and Dr. Kapoor disclaims beneficial ownership of these shares as well as the shares held by the Charitable Trust.

(3)
The sole trustee of the John N. Kapoor 1994-A Annuity Trust (the "Annuity Trust") is Editha Kapoor, Dr. Kapoor's spouse, who also serves as trustee for four trusts which have been established for their children (the "Children's' Trusts") and which collectively own 310,848 shares and as co-trustee with Dr. Kapoor of the John N. Kapoor Charitable Trust. The shares held by the Children's' Trusts and the Charitable Trust are not included in the reported shares.

(4)
The address for Dresdner RCM Global Investors LLC is Four Embarcadero Center, San Francisco, CA 94111.

(5)
The Managing Partner of EJ Financial/Neo Management, L.P. is John N. Kapoor and its address is 225 East Deerpath, Suite 250, Lake Forest, Illinois 60045.

(6)
Includes 387,500 shares that may be acquired pursuant to options exercisable as of April 20, 2001 or that will become exercisable within 60 days of April 20, 2001.

(7)
Includes 60,000 shares that may be acquired pursuant to options exercisable as of April 20, 2001 or that will become exercisable within 60 days of April 20, 2001.

(8)
Includes 10,000 shares that may be acquired pursuant to options exercisable as of April 20, 2001 or that will become exercisable within 60 days of April 20, 2001.

(9)
Includes 10,000 shares that may be acquired pursuant to options exercisable as of April 20, 2001 or that will become exercisable within 60 days of April 20, 2001.

(10)
Includes 7,500 shares that may be acquired pursuant to options exercisable as of April 20, 2001 or that will become exercisable within 60 days of April 20, 2001.

(11)
Includes 5,000 shares that may be acquired pursuant to options exercisable as of April 20, 2001 or that will become exercisable within 60 days of April 20, 2001.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In 1997, the Company relocated its principal corporate office to space subleased from Option Care, Inc. Mr. Hanson, a director of the Company, was formerly President, CEO and a director of Option Care, Inc. In addition, Dr. Kapoor, Chairman of the Company's Board of Directors, is a director and principal shareholder of Option Care, Inc. and Mr. Hussey, President and CEO of the Company, is a director of Option Care, Inc. Dr. Kapoor holds approximately 49.1% of the outstanding shares of Option Care, Inc. The sublease was negotiated at arms length and during 2000 the Company expensed approximately $33,125 for rent under the Option Care sublease. In December 2000, the Company moved into its new offices in Lake Forest, Illinois and terminated its lease with Option Care, Inc.

    In 1994, the Company entered into a Consulting Agreement with EJ Financial Enterprises, Inc. ("EJ Financial"). The Consulting Agreement provides that the Company will pay EJ Financial $125,000 per year (paid quarterly) for certain business and financial services, including having certain officers of EJ Financial serve as officers of the Company. Dr. John Kapoor, the Company's Chairman of the Board, is the president and a director of EJ Financial. These charges reflect the support provided by EJ Financial in connection with operation of NeoPharm as a publicly-held company. Unless terminated by the parties, the management services agreement with EJ Financial automatically renews in June of each year for a one year term.

    In March 2000, the Company entered into a Consulting Agreement with Unicorn Pharma Consulting, Inc. ("Unicorn"). Under the terms of the consulting Agreement, Unicorn was paid $5,000 per week for its services, plus reimbursement of expenses. During the year ended December 31, 2000, the Company paid Unicorn a total of $90,000. Dr. Matthew P. Rogan, a member of the Board of Directors, is the President and a principal shareholder of Unicorn. The Consulting Agreement with Unicorn was terminated by mutual agreement of the parties on October 1, 2000.

    In connection with the Company's initial public offering, the Company adopted a policy whereby any transactions between the Company and its officers, directors, principal stockholders and any affiliates of the foregoing persons will be on terms no less favorable to the Company than could reasonably be obtained in arm's length transactions with independent third parties, and that any such transactions also be approved by a majority of the Company's disinterested outside directors.

STOCK PERFORMANCE GRAPH

    The following graph compares the percentage change in cumulative total stockholder return on the Company's Common Stock with the cumulative return on the NASDAQ Stock Market Index and the NASDAQ Pharmaceutical Stock Index during the period beginning January 25, 1996 (the date on which the Company's Common Stock began trading publicly on the Nasdaq Small Cap System) through December 31, 2000. The price of the Common Stock as reflected in the graph has been adjusted to reflect the two-for-one stock split in the Common Stock in August 1996. The comparison assumes that $100 was invested on January 1, 1996 in the Company's Common Stock and in the foregoing indices and assumes the reinvestment of dividends. From December 1996 to April 2000 the Company's common stock traded on the American Stock Exchange under the symbol NEO. In April 2000, the Company's common stock began trading on the Nasdaq National Market under the symbol NEOL. On April 20, 2001 the Company's common stock closed at $26.25 per share.

NeoPharm, Inc.
Stock Performance Graph

Performance Information:	12/31/95	12/31/96	12/31/97	12/31/98	12/31/99	12/31/00
NeoPharm, Inc.	100	229	150	346	616	1,082
NASDAQ Market Index-U.S. Cos.	100	123	151	212	395	237
NASDAQ Pharmaceutical Index	100	100	103	131	247	308

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity security, to file with the Securities and Exchange Commission and the applicable stock exchanges reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during the 2000 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

RELATIONSHIP WITH INDEPENDENT AUDITORS

    The firm of Arthur Andersen LLP was the Company's independent public accountant for the 2000 fiscal year. A representative from the Company's independent public accountants customarily attends the

Annual Meeting and has the opportunity to make a statement if he so desires. This representative also is available to respond to appropriate questions. The Company has not yet selected its independent public accountants for the 2001 fiscal year.

OTHER MATTERS

    The only matters which management intends to present to the meeting are set forth in the Notice of Annual Meeting. Management knows of no other matters which will be brought before the meeting by any other person. However, if any other matters are properly brought before the meeting, the persons named on the enclosed form of proxy intend to vote on such matters in accordance with their best judgment on such matters.

SHAREHOLDER PROPOSALS AND OTHER MATTERS FOR THE 2002 ANNUAL MEETING

    Proposals of stockholders intended to be presented at the next Annual Meeting of Stockholders to be held in 2002 must be received by the Company on or before December 28, 2001 for inclusion in the Company's Proxy Statement and form of proxy relating to that Annual Meeting.

    In order for a stockholder to bring other business before a stockholder meeting, timely notice must be received by the Company not less than 45 days before the date on which the Company mailed its Proxy Statement for the prior year's Annual Meeting of Stockholders (but if the Annual Meeting is called for a date that is not within 30 days of the anniversary date, then the notice must be received within a reasonable time before the Company mails its Proxy materials for the then current year). For the 2002 Annual Meeting the notice date would be March 13, 2002. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. These requirements are separate from and in addition to the requirements a shareholder must meet to have a proposal included in the Company's Proxy Statement. These time limits also apply in determining whether notice is timely for purposes of rules adopted by the Securities and Exchange Commission relating to the exercise of discretionary voting authority by the Company.

2000 ANNUAL REPORT ON FORM 10-K

    A copy of the Company's 2000 Annual Report on Form 10-K (the "Form 10-K") has been previously sent to stockholders of record under separate cover. Additional copies of the Form 10-K are available to stockholders without charge on request made in writing to the following address: NeoPharm, Inc., 150 Field Drive, Suite 195, Lake Forest, Illinois 60045.

                      By Order of the Board of Directors,

                      James M. Hussey
                       President and Chief Executive Officer

April 27, 2001

APPENDIX A

NeoPharm, Inc.

Audit Committee Charter

NeoPharm, Inc.
Audit Committee Charter

Purpose

    This charter governs the operations of the audit committee. The audit committee is a committee of the NeoPharm, Inc. board of directors. Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the board of directors have established, and the audit process. In doing so, it is the responsibility of the audit committee to maintain free and open avenue of communication between the board of directors, management, the internal auditors, and the independent accountants. The committee shall review and reassess this charter at least annually and obtain the approval of the board of directors.

Organization

  •
  The audit committee shall be appointed annually by the Board of Directors.

  •
  The audit committee shall be composed of at least three, but not more than five, independent directors.

  •
  Only independent directors may be members of the audit committee. An independent director is a director who:

  (1)
  is not and has not been employed in an executive capacity of the company for at least five years prior to election to the audit committee;

  (2)
  is not a significant advisor or consultant to the company, nor affiliated with any firm that is;

  (3)
  is not affiliated with a significant customer or supplier of the company;

  (4)
  does not have a personal services contract with the company;

  (5)
  is not affiliated with a tax-exempt entity that receives significant contributions from the company; and

  (6)
  is not a spouse, parent, sibling, child or in-law of any person described in (1) through (5) or of any member of management.

  •
  At least one member of the committee shall have a background in financial reporting, accounting or auditing.

  •
  The Board shall appoint one of the members of the audit committee as Chairperson. It is the responsibility of the Chairperson to schedule all meetings of the committee, provide the committee with a written agenda for all meetings and report activities of the audit committee to the board of directors.

    In meeting its responsibilities, the committee shall:

General

  •
  Have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall have unrestricted access to members of management and all information relevant to its responsibilities. The committee shall be empowered to retain outside counsel or other experts for this purpose.

  •
  Meet at least 2 times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

  •
  Report committee actions to the board of directors with such recommendations as the committee may deem appropriate.

  •
  Review and update the committee's charter.

  •
  Perform such other functions assigned by law, the company's charter or bylaws, or the board of directors.

  •
  Meet with the independent accountants and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

Internal Controls and Risk Assessment

  •
  The committee shall review and evaluate the effectiveness of the company's process for assessing significant risks or exposures and the steps management has taken to minimize such risks to the company.

  •
  The committee shall consider and review with management and the independent accountants:

  •
  The effectiveness of or weaknesses in the company's internal controls including computerized information system controls and security, the overall control environment and accounting and financial controls.

  •
  Any related significant findings and recommendations of the independent accountants and internal auditors together with management's responses thereto, including the timetable for implementation of recommendations to correct weaknesses in internal controls.

  •
  Further, it shall discuss with management and the Company's independent public accountants the status and adequacy of management information systems and other information technology, including the significant risks related thereto and major controls over such activities.

Financial Reporting

  •
  The committee shall review filings with the SEC and other agencies and other published documents containing the company's financial statements, including annual and interim reports, press releases and statutory filings, and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

  •
  Further, the committee shall review with management and the independent accountants at the completion of the annual audit:

  •
  The company's annual financial statements and related footnotes.

  •
  The independent accountants' audit of the financial statements and his or her report thereon.

  •
  Any significant changes required in the independent accountants' audit plan.

  •
  Any serious difficulties or disputes with management encountered during the course of the audit.

  •
  The existence of significant estimates and judgments underlying the financial statements, including the rationale behind those estimates as well as the details on material accruals and reserves.

  •
  Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

  •
  Review and approve the company's accounting principles.

    •
    Review key financial statement risk areas.

External Auditor

  •
  The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board of directors and the audit committee, as representatives of the Company's shareholders.

  •
  The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors.

  •
  The committee shall instruct the independent auditors to report directly to the audit committee any serious difficulties or disputes with management.

  •
  The committee shall discuss with the auditors their independence from management and the Company.

  •
  Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors.

Internal Audits

  •
  Evaluate the internal audit process for establishing the annual internal audit plan and the focus on risk.

  •
  Consider the audit scope and role of the internal auditors.

  •
  Review and evaluate the scope, risk assessment and nature of the internal auditors' plan and any subsequent changes, including whether or not the internal auditors' plan is sufficiently linked to the company's overall business objectives and management's success and risk factors.

  •
  Consider and review with management:

  •
  Significant findings during the year and management's responses thereto, including the timetable for implementation of the recommendations to correct weaknesses in internal control.

  •
  Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

  •
  Any changes required in the planned scope of their audit plan.

  •
  The internal auditing department budget and staffing.

  •
  The internal auditing department charter.

  •
  Internal auditing's compliance with The IIA's Standards for the Professional Practice of Internal Auditing (Standards).

  •
  Review and concur in the appointment, replacement, reassignment, or dismissal of any internal auditor.

  •
  Confirm and assure the independence of any internal auditor.

Compliance with Laws and Regulations

  •
  The committee shall ascertain whether the company has an effective process for determining risks and exposures from asserted and unasserted litigation and claims and from noncompliance with laws and regulations.

  •
  It shall review with the company's general counsel and others any legal, tax or regulatory matters that may have a material impact on company operations and the financial statements, related company compliance policies, and programs and reports received from regulators.

Compliance with Codes of Ethical Conduct

  •
  The committee shall review and assess the company's processes for assuring that it conducts its business in an ethical fashion.

  •
  This review shall include monitoring compliance with the company's code of conduct, including compliance with the Foreign Corrupt Practices Act, and policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets.

Disclosure

  •
  Audit committee members must disclose in the Company's annual proxy that they are independent. Further, proxy disclosure is required concerning the nature and reasons of any non-independent relationships and that the audit committee is governed by a charter. A copy of the charter must be disclosed in the proxy at least once every three years. Additionally, the audit committee must provide in the proxy statement a report of its findings from its financial oversight responsibilities.

PROXY	PROXY

NEOPHARM, INC.

Proxy Solicited on Behalf of The Board of Directors
For The Annual Meeting of Stockholders—June 7, 2001

    The undersigned appoints James M. Hussey, Lawrence A. Kenyon and Christopher R. Manning, and each of them, as proxies, with full power of substitution and revocation to vote, as designated on the reverse side hereof, all the Common Stock of NeoPharm, Inc. which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders thereof to be held on June 7, 2001, or at any adjournment thereof.

    Unless otherwise marked, this proxy will be voted FOR the election of the nominees named.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)

NEOPHARM, INC.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. / /

1.	ELECTION OF DIRECTORS—
Nominees:
	01-John N. Kapoor 03-Matthew P. Rogan 05-Sander A. Flaum	02-James M. Hussey 04-Kaveh T. Safavi 06-Erick E. Hanson	For All / /	Withhold All / /	For All Except* / /	The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the Proxy Statement.

*(Exception nominee(s) written above)		Dated:	, 2001

Signature(s)

Please sign exactly as your name appears. Joint owners should each sign personally. Where applicable, indicate your position
or
representation

^ FOLD AND DETACH HERE ^

YOUR VOTE IS IMPORTANT!

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

QuickLinks

GENERAL INFORMATION
ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE COMPENSATION
Option Grants in Last Fiscal Year
Individual Grants
Aggregated Option Exercises in Last Fiscal Year, and Fiscal Year-End Option Values
Individual Grants
SECURITY OWNERSHIP
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCK PERFORMANCE GRAPH
NeoPharm, Inc. Stock Performance Graph
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING
RELATIONSHIP WITH INDEPENDENT AUDITORS
OTHER MATTERS
SHAREHOLDER PROPOSALS AND OTHER MATTERS FOR THE 2002 ANNUAL MEETING
2000 ANNUAL REPORT ON FORM 10-K
NeoPharm, Inc. Audit Committee Charter